SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

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|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                                  TRIDAN CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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                                  TRIDAN CORP.

                               477 Madison Avenue
                               New York, NY 10022

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 21, 2005

To the Shareholders of Tridan Corp.:

      The Annual Meeting of Shareholders of Tridan Corp. (the "Company") will be held on Tuesday, June 21, 2005, at 10:00 A.M. at the offices of Kantor, Davidoff, Wolfe, Mandelker & Kass, P.C., 17th floor, 51 East 42nd Street, New York, NY 10017.

The following subjects will be considered and acted upon at the meeting:

      (1)   Election of six directors;

      (2) Ratification of the selection of Leslie Sufrin and Company, P.C. as auditors of the Company for the fiscal year ending April 30, 2006;

      (3) Transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The subjects referred to above are discussed in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on May 20, 2005 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that your shares will be represented at the meeting.


                                    By Order of the Board of Directors


                                    I. Robert Harris, Secretary

June 2, 2005

                                  TRIDAN CORP.

                               477 Madison Avenue
                               New York, NY 10022

                                 PROXY STATEMENT

      This statement is furnished in connection with the solicitation by the Board of Directors of Tridan Corp., a New York corporation (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held June 21, 2005 and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is being mailed to shareholders on or about June 2, 2005.

      All proxies which have been properly executed and received by the time of the meeting will be voted at the meeting in accordance with the instructions thereon. Any shareholder executing a proxy may revoke it in writing by execution of another proxy or by any other legal method at any time before the shares subject to the proxy are voted at the meeting. The Board of Directors recommends that shares be voted, and if no choice is specified on the proxy, the shares will be voted FOR the election as directors of the nominees hereinafter named, FOR ratification of the selection of Leslie Sufrin and Company P.C. as auditors, and in the discretion of the proxy holders on such other matters as may properly come before the meeting.

      As of May 20, 2005, there were issued and outstanding 3,118,570.7018 shares of capital stock, par value $.02 per share, of the Company, which is the only class of capital stock of the Company. Shareholders will be entitled to one vote for each share held, with pro rata voting rights for any fractional shares. Holders of record of such shares at the close of business on May 20, 2005 will be entitled to vote at the meeting.

      The participants in the Tridan Corp. Employees' Stock Ownership Trust are the beneficial shareholders of the shares held under the Trust, and the shares held for such participants will be voted only if and as directed by the participant for whose account such shares are held of record by the trustees of the Trust. Accordingly, the attached Notice, this Proxy Statement and the form of proxy have been mailed to each person who was a participant on the record date, and the shares beneficially owned by such participants will be voted in accordance with their proxies.

      The Company will pay the cost of preparing, assembling, and mailing the form of proxy and the material used in connection with solicitation of proxies. In addition to solicitation by use of the mails, certain officers and directors of the Company, who will receive no compensation for their services (other than their regular compensation) may solicit the return of proxies personally or by telephone or telegraph.

      An Annual Report covering the operations of the Company for its fiscal years ended April 30, 2005 and 2004 is enclosed herewith, but does not constitute a part of the material for the solicitation of proxies.

                              ELECTION OF DIRECTORS

      At the meeting, six directors are to be elected to hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been chosen and qualified, or as otherwise provided in the By-Laws of the Company. The election of a Board of Directors will require the vote of a majority of the shares present in person or by proxy at the meeting.

      It is intended that the persons named in the accompanying proxy will vote such proxy, if signed and returned, for the election of the nominees listed below. If for any reason any of said nominees shall become unavailable for election, which is not anticipated, the proxies may be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to expect that any of the nominees will fail to be a candidate at the meeting and, accordingly, does not have in mind any substitute.

      As of May 20, 2005, Peter Goodman owned beneficially 1,277,381.35 shares (40.96%) of the Company, which does not include shares owned by Barbara S. Goodman, Peter Goodman's wife, nor shares owned by them as trustees for his brother Thomas Goodman.

      The following Tables A and B set forth information concerning directors and nominees for election as director for a term of one year. Table C sets forth information concerning non-director officers of the Company. The Table A nominees (Mark Goodman, Peter Goodman and Warren Pelton) are "interested persons" as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B nominees (Messrs. Kramer, Negin and Stoever) are not. Peter Goodman is an "interested person" because he is an officer and holder of more than 5% of the shares of the Company, Mark Goodman because he is Peter Goodman's son, and Warren Pelton because he is an officer of the Company.

                                     Table A

                                                           Principal
                                                           Occupations      Number of    Other
Name, Address                Positions in       Director   During Past      Portfolios   Director-
and Age                      Tridan Corp.       Since      5-years          Overseen     ships Held
--------------------------   ----------------   --------   --------------   ----------   ------------
Interested Persons:

Mark Goodman                 Director           1999       Pianist and          1            None
(Son of Peter Goodman)                                     Teacher
15 Orchard Street
Jamaica Plain, MA 02130
Age 51

Peter Goodman                Director and       1980       President,           1            None
65 Wendover Road             President                     Tridan Corp.
Rye, NY 10580
Age 79

Warren Fred Pelton           Director, Vice-    1988       Director of          1            None
6079 Fairway Court           President and                 Development,
Naples, FL 34110             Treasurer                     International
Age 67                                                     College until
                                                           2001;
                                                           Consultant

                                     Table B

                                                           Principal
                                                           Occupations      Number of    Other
Name, Address                Positions in       Director   During Past      Portfolios   Director-
and Age                      Tridan Corp.       Since      5-years          Overseen     ships Held
--------------------------   ----------------   --------   --------------   ----------   ------------
Disinterested Persons:

Paul Kramer                  Director and       2004       Partner,             1        Juniper
17 Huntley Road              Audit Committee               Kramer Love                   Partners
Holmdel, NJ 07733            Chairman                      & Cutler                      Acquisition
Age 73                                                     (certified                    Corp.
                                                           public
                                                           accountant)

Jay Stanley Negin            Director and       1985       Investor             1            None
6 Demarest Court             Audit Committee
Englewood Cliffs, NJ 07632   Member
Age 74

Russell Jude Stoever         Director and       1995       Vice-                1            None
15 Rockleigh Road            Audit Committee               President,
Rockleigh, NJ 07647          Member                        Stoever Glass
Age 60                                                     & Co., Inc.
                                                           (a registered
                                                           broker-dealer)

                                     Table C

                                                Principal
                                                Occupations      Number of    Other
Name, Address                Positions in       During Past      Portfolios   Director-
and Age                      Tridan Corp.       5-years          Overseen     ships Held
--------------------------   ----------------   --------------   ----------   ------------
Non-director Officers:

I. Robert Harris             Secretary          Attorney            None          None
51 East 42nd Street
Suite 1700
New York, NY 10017
Age 73

      The following table sets forth the dollar range of equity securities beneficially owned by each nominee for election as director:

                                             Dollar Range of Equity Securities
Name of Nominee                              in Tridan Corp.
---------------------                        ---------------------------------

Interested Persons:

Mark Goodman                                 Over $100,000

Peter Goodman                                Over $100,000

Warren Fred Pelton                           Over $100,000

Disinterested Persons:

Paul Kramer                                      None

Jay Stanley Negin                                None

Russell Jude Stoever                             None

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      No director or officer received any compensation from the Company during the last fiscal year, except for fees of $11,250 paid to each director.

      All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $22,500 during fiscal 2005 (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the Company, is a member).

                                   COMMITTEES

Audit Committee

      The Audit Committee consists of three directors appointed by the board, namely Paul Kramer, Chairman, Jay S. Negin and Russell J. Stoever, each of whom is independent as defined in Rule 4200(a)(15) of the NASD listing standards. The board has determined that Mr. Kramer qualifies as an Audit Committee financial expert, as defined by applicable SEC rules and regulations. The Audit Committee operates under its charter, which it reviews annually and which is then submitted for approval by the Board of Directors. A copy of the charter is attached as an appendix to this proxy statement.

      The Audit Committee assists the Board of Directors in fulfilling their oversight responsibilities relating to the quality of the Company's accounting and auditing practices, including its financial statements and financial reporting process, disclosure controls and procedures and internal control over financial reporting, the annual independent audit of the Company's financial statements, and compliance with the Company's ethics program and with regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation and oversight of the Company's independent public accounting firm. The committee met three times during the fiscal year ended April 30, 2005.

Audit Committee Report

      The Audit Committee has reviewed and discussed the Company's April 30, 2005 audited financial statements with management and with Leslie Sufrin & Company, P.C., the Company's independent certified public accountants. The Audit Committee has also discussed with said auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented, has received from them the written disclosures and letter required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with them their independence from the Company. Based on the foregoing review and discussions, the Audit Committee has recommended to the Board that the audited financial statements as of April 30, 2005 be issued to shareholders and filed with the SEC.

      Audit Committee Members:

             Paul Kramer, Chairman
             Jay S. Negin
             Russell J. Stoever

Nominating Committee

      The Company does not have a standing nominating committee, because of the small size of the Board of Directors and the infrequency of its turnover. Rather, on those rare occasions when a new candidate is proposed for consideration, whether by a shareholder or by others, the entire board considers the candidate and the board itself acts as a nominating committee. The board considers a candidate's, experience, familiarity with business and investments, knowledge about issues affecting the Company, and willingness to spend the time necessary to read applicable materials and attend meetings. In instances where the board determines that a candidate will be a valuable replacement or addition to the Board of Directors, the board recommends such candidate's election by the shareholders. This procedure has been followed successfully and without issue since 1980, when the Company first became a registered investment company, and the board believes it continues to be appropriate.

                             ATTENDANCE AT MEETINGS

      During the fiscal year ended April 30, 2005, there were five meetings of the Board of Directors and three meetings of the Audit Committee. Each of the directors attended at least 75% of the aggregate number of meetings of the Board and of the Audit Committee on which he served. Although the Company has no formal policy regarding director attendance at the annual shareholders meetings, directors are expected to attend, and all members of the Board attended last year's annual meeting.

                    SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

      The Board of Directors has not established a formal process for shareholders to send communications to the Board. In the Board's view, it is appropriate for the Company not to have such process, because the directors are few in number, and any shareholder who wishes to do so may address a letter to the attention of the entire Board, care of the Company at its principal office, or to individual Board members either at that address or at their personal addresses listed in the proxy statement.

                      PRINCIPAL AND MANAGEMENT SHAREHOLDERS

      The following table sets forth certain information concerning directors and nominees as directors of the Company and persons believed by the Company to be the record owners of more than five percent (5%) of the Company's voting securities as of May 20, 2005:

                                                      Number of Shares      Percent
Title of            Name and Address of               Beneficially Owned    of Class on
Class               Beneficial Owner                  on May 20, 2005       May 20, 2005
----------------    ------------------------------    ------------------    ------------
Capital Stock       Peter Goodman                     1,277,381.35 1/ 2/       40.96%
(par value $.02)    65 Wendover Road
                    Rye, NY 10580

                    Barbara S. Goodman                  375,500.00 1/          12.04%
                    (wife of Peter Goodman)
                    65 Wendover Road
                    Rye, NY 10580

                    Thomas Goodman                      701,000.00 3/          22.48%
                    111-20 73rd Avenue
                    Apt. 6F Forest Hills, NY 11375

                    Robert W. Erdos                     282,640.11 2/ 4/        9.06%
                    549 Fairview Terrace
                    York, PA 17403

                    Mark Goodman                         77,333.33              2.48%
                    15 Orchard Street
                    Jamaica Plain, MA 02130

                    Warren F. Pelton                     29,930.89              0.96%
                    6079 Fairway Court
                    Naples, FL 34110

                    All officers,                     1,384,645.57 2/ 3/       44.40%
                    directors and
                    nominees as a
                    group (7 persons)

1/ Not including 600,000 shares owned indirectly by Mr. Goodman and his wife, Barbara S. Goodman, as co-trustees for his brother, Thomas Goodman (see footnote 3), with respect to which the co-trustees have shared voting and investment power.

2/ Including the following shares owned by Tridan Corp. Employees Stock Ownership - Trust, as nominee only: 8,918.22 shares owned directly and beneficially by Peter Goodman, and 5,640.11 shares owned directly and beneficially by Robert W. Erdos. Messrs. Robert W. Erdos, Peter Goodman, Thomas Goodman and Warren F. Pelton are trustees of said Trust.

3/ Including 600,000 shares owned of record only, by Peter Goodman and Barbara S. Goodman, as trustees for - Thomas Goodman (Peter Goodman's brother).

4/ This amount does not include 49,000 shares owned of record and beneficially by Erda Erdos, Mr. Erdos' wife.

      The foregoing table and footnotes shall not be construed as an admission that Peter Goodman is the beneficial owner of any shares owned by him as a trustee for his brother, nor of any shares owned by Mr. Goodman's wife; nor as an admission that Barbara S. Goodman is the beneficial owner of any shares owned by her as a trustee for Peter Goodman's brother; nor as an admission that Robert
W. Erdos is the beneficial owner of any shares owned by Mr. Erdos' wife.

      Peter Goodman, president and a director of the Company, controls the Company in that any matter to be voted on at the meeting can be decided by Mr. Goodman and any one of several other shareholders, who together own a majority of the outstanding shares, if they vote in the same way on such matter.

      Joseph T. Scialo is the Company's Administrator. Mr. Scialo is a certified public accountant in the firm of Anchin Block & Anchin LLP, 1375 Broadway, New York, NY 10018.

                      RELATIONSHIP WITH AND RATIFICATION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Audit Committee is responsible for approving the engagement of the Company's independent public accountants prior to their engagement. The Audit Committee and Board of Directors have unanimously approved the selection of Leslie Sufrin and Company, P.C. as independent public accountants for the Company for the fiscal year ending April 30, 2006. That firm has been the Company's auditors since it became a registered investment company in 1980. Although shareholder ratification is not required by law, to be consistent with past practice the firm's selection is being submitted for ratification by the shareholders, which requires the affirmative vote of a majority of the shares of the Company present at the meeting. If shareholders do not ratify their selection, the Board will reconsider the matter and will decide whether to retain that firm. The Audit Committee and Board of Directors reviewed the services performed by Leslie Sufrin and Company, P.C. during the last fiscal year and determined that such services did not affect their independence. The firm has no direct or indirect financial interest in the Company, except for fees received by it for services which were furnished at customary rates and terms. Representatives of the firm are expected to be present at the meeting, will be given an opportunity to make such statements as they feel appropriate, and will be available to respond to appropriate questions.

Audit Fees - Leslie Sufrin & Company, P.C. billed the Company $40,780 for the 2005 fiscal year, and $29,865 for the 2004 fiscal year, for the audit of the Company's annual financial statements and in connection with statutory and regulatory filings for those years.

Audit-Related Fees - No fees were billed to the Company for the last two fiscal years for any audit-related services.

Tax Fees - No fees were billed to the Company for the last two fiscal years for tax compliance, tax advice or tax planning.

All Other Fees - No fees were billed to the Company for the last two fiscal years for any other services.

                    INVESTMENT ADVISORY AGREEMENT AND ADVISER

      The Company's investment adviser is J.P. Morgan Investment Management Inc., conducting business under the name JP Morgan Asset Management ("Morgan"), 522 Fifth Avenue, New York, NY 10036. The Investment Advisory Agreement dated July 1, 2000 (the "Agreement") between the Company and Morgan was most recently approved by the shareholders at the annual meeting on June 20, 2000 and expires June 30, 2005. On May 26, 2005, the Board of Directors (including the Company's independent directors) unanimously approved a continuation of the Agreement until June 30, 2006 (subject to the early termination provisions contained in the Agreement).

      Under the Agreement Morgan, subject to the general supervision of the Company's Board of Directors and in conformance with the stated policies of the Company, manages investment operations and the composition of the Company's portfolio of securities and investments. In this regard, it is the responsibility of Morgan to make investment decisions for the Company and to place the purchase and sale orders for the portfolio transactions of the Company.

      As compensation for the services rendered and related expenses borne by Morgan, the Company, under the Agreement, has paid Morgan an annual fee, computed and payable quarterly, equal to 0.28% of the Company's net assets under management. Morgan received fees aggregating $107,514 applicable to the year ended April 30, 2005.

      The investment advisory services of Morgan to the Company are not exclusive under the terms of the Agreement. Morgan is free to, and does, render investment advisory services to others, including numerous funds.

      Morgan seeks to obtain the best price and execution of orders placed for the Company's assets considering all of the circumstances. If transactions are executed in the over-the-counter market, Morgan will deal with the principal market makers, unless more favorable prices and executions are otherwise obtainable. There is no agreement by Morgan with any broker or dealer to place orders with it. When circumstances relating to a proposed transaction indicate that a particular broker or dealer is in a position to provide the best execution considering all factors including price, the order is placed with that broker or dealer. This may or may not be a broker or dealer which has provided statistical or other factual information to Morgan. Subject to the requirement of seeking the best price and execution, Morgan may, in circumstances in which two or more brokers are in a position to offer comparable prices and execution, give preference to a broker or dealer which has provided statistical and other factual information to it. Morgan is of the opinion that while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of Morgan. In recognition of the brokerage execution services Morgan may pay a brokerage commission in excess of that which another broker might have charged for the same transaction. Morgan periodically evaluates the overall reasonableness of brokerage commissions paid by the Company. The factors considered in these evaluations include the competitive negotiated rate structure at the time the commission is charged and the effectiveness of the broker's execution.

      The names and principal occupations of the directors and principal executive officers of Morgan are as follows. All of them may be reached c/o J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, NY 10036.

      Name                       Position at Morgan
      ----                       ------------------

      Evelyn Guernsey            President; Director; Managing Director*
      George Gatch               Director; Managing Director*
      Lawrence Unrein            Director; Managing Director*
      Clive Brown                Director
      Seth Bernstein             Global Head of Fixed Income; Managing Director*
      Francis Curley             Chief Compliance Officer; Managing Director*

__________________________________

      * Managing Director is an officer's title, and those who hold it are not necessarily directors of Morgan.

                            SUPPLEMENTAL INFORMATION

      The executive officers of the Company, all of whom serve at the pleasure of the Board of Directors, are as follows: Peter Goodman (President), Warren F. Pelton (Vice President and Treasurer) and I. Robert Harris (Secretary). Messrs. Goodman and Harris have served in their respective positions since the Company registered with the Securities and Exchange Commission as an investment company in April, 1980. Mr. Pelton became Vice President and Treasurer in 1995. Mr. Harris has been of counsel to the law firm of Kantor, Davidoff, Wolfe, Mandelker & Kass, P.C., general counsel to the Company, for more than the past 5 years.

                              SHAREHOLDER PROPOSALS
                             FOR 2006 ANNUAL MEETING

      Next year's annual meeting of shareholders of the Company will be held in June, 2006. Shareholders wishing to have their proposals included in the Company's Proxy Statement which will relate to that meeting must submit their proposals, preferably by certified mail, return receipt requested, to the Company at its address listed on the first page of this Proxy Statement so that the proposals are received no later than February 1, 2006.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors is not aware of any matters to be presented for action at the meeting other than those described above. Should other business properly be brought before the meeting, the persons named in the proxy have discretionary authority to vote in accordance with their best judgment in the interest of the Company.

Dated:  June 2, 2005                      By Order of the Board of Directors

                                          I. Robert Harris, Secretary

                                    Appendix

                                  TRIDAN CORP.
                             AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is "independent" of management and the Company. Members of the committee will be considered independent if they do not receive, other than for service on the board of directors, any consulting, advisory, or other compensatory fees from the Company, are not "interested persons" of the Company, as defined in the Investment Company Act of 1940, and comply with the definition of independence in Rule 4200(a)(15) of the NASD listing standards. All committee members shall be financially literate, and at least one member shall be an "audit committee financial expert" as defined by SEC regulations.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and compliance with regulatory requirements and with ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements in accordance with generally accepted accounting principles, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.


                                      App 1

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate and consistent with SEC rules and regulations.

      o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by SEC rules and regulations. Annually, the committee shall review and recommend to the board the selection of the company's independent auditors, subject to shareholders' approval.

      o The committee shall discuss with the Company's administrator and independent auditors the overall scope and plans for their respective audits, and any other services to be performed by them, including the adequacy of staffing and compensation, all of which services shall be subject to the committee's approval. Also, the committee shall discuss with them the auditors' report on the adequacy and effectiveness of disclosure controls and procedures and internal control over financial reporting. The committee shall also review with the auditors the Company's system to monitor and manage business risk, and legal and ethical compliance programs.

      o The committee shall review the interim financial statements with management and the independent auditors prior to their issuance. Also, the committee shall discuss the results of their review and any other matters required to be communicated to them by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

      o The committee shall review with management and the independent auditors the financial statements to be included in the Company's annual report to shareholders, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The committee shall recommend to the board whether the audited statements shall be issued to the shareholders and filed with the SEC. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards and applicable SEC rules and regulations.


                                      App 2

                                  TRIDAN CORP.
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 21, 2005

                        THIS PROXY IS SUBMITTED ON BEHALF
                            OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints PETER GOODMAN, I. ROBERT HARRIS and WARREN F. PELTON, and each of them, with power of substitution, as proxies of the undersigned, to vote all of the shares of stock which the undersigned is entitled to vote at the above stated Annual Meeting of Shareholders on June 21, 2005, and all adjournments thereof.

      (1)   FOR the election, as directors,        WITHHOLD AUTHORITY
            of all nominees listed below           to vote for all
            (except as marked to                   nominees listed
            the contrary below)                    below
            [ ]                                    [ ]

(INSTRUCTION:     To withhold authority to vote for any individual nominee,
                  strike a line through that nominee's name in the list below.)

          MARK GOODMAN, PETER GOODMAN, PAUL KRAMER,
          JAY STANLEY NEGIN, WARREN FRED PELTON,
          RUSSELL JUDE STOEVER

                 ----------------------------------------------

      (2) FOR [ ] AGAINST [ ] ABSTAIN [ ] the ratification of the selection of Leslie Sufrin and Company, P.C. as auditors of the Company for the fiscal year ending April 30, 2006;

      (3) Upon any other matter which may properly come before the meeting, in their discretion.

      Every properly signed proxy will be voted in the manner specified hereon and, in the absence of such specification, will be voted FOR the election of directors and FOR Item (2) above.

PLEASE SIGN AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE

Receipt of the Notice                           _____________________________
of Annual Meeting and                                     Signature
Proxy Statement is
hereby acknowledged                             _____________________________
                                                          Signature

Dated:      2005

IMPORTANT:        Joint owners must EACH sign. When signing as attorney,
trustee, executor, administrator, guardian or corporate officer, please give your full title.